Exhibit 10.1

FIFTH AMENDMENT TO LOAN AGREEMENT

THIS FIFTH AMENDMENT TO LOAN AGREEMENT (the "Fifth Amendment") dated as of the 6th day of January, 2023, to the Loan Agreement (the "Loan Agreement"), made and entered into as of June 30, 2013, by and among FIRST FINANCIAL BANKSHARES, INC., a Texas corporation (the "Borrower") and FROST BANK, a Texas state bank (the "Lender"). All capitalized terms not otherwise defined herein shall have the meaning ascribed to each of them in the Loan Agreement.

W I T N E S S E T H:

WHEREAS, Borrower executed the Loan Agreement to govern that certain promissory note from Lender in the original principal amount of $25,000,000.00 (the “Note”);

WHEREAS, Borrower and Lender executed a First Amendment to Loan Agreement dated as of June 30, 2015, which among other things renewed and modified the Note;

WHEREAS, Borrower and Lender executed a Second Amendment to Loan Agreement dated as of June 30, 2017, which among other things renewed and modified the Note;

WHEREAS, Borrower and Lender executed a Third Amendment to Loan Agreement dated as of June 30, 2019, which among other things renewed and modified the Note;

WHEREAS, Borrower and Lender executed a Fourth Amendment to Loan Agreement dated as of June 30, 2021, which among other things renewed and modified the Note;

WHEREAS, the Borrower desires to amend the Loan Agreement; and

WHEREAS, the Lender agrees to amend the Loan Agreement on terms and conditions as hereinafter provided.

NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and Lender do hereby agree as follows:

ARTICLE I

Amendments to Loan Agreement

1.1 Amendment to Section 5.01 of the Loan Agreement. Borrower and Lender agree to, and do hereby, amend the Loan Agreement by deleting Section 5.01 of the Loan Agreement in its entirety and substituting therefore the following paragraph:

5.01 Tier 1 Leverage Ratio. The Borrower shall not permit First Financial Bank, National Association’s “tier 1 leverage ratio” (as reported on Schedule RC-R of the most recent quarterly call

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report) to be less than eight and one-half percent (8.5%), to be tested as of the end of each fiscal quarter.

1.2 Amendment to Section 5.05 of the Loan Agreement. Borrower and Lender agree to, and do hereby, amend the Loan Agreement by deleting the following Section 5.05 of the Loan Agreement in its entirety:

“5.05 Tangible Net Worth. The Borrower shall not permit its consolidated Tangible Net Worth to at any time be less than Four Hundred Million and no/100 Dollars ($400,000,000.00), calculated at the end of each fiscal quarter.”

ARTICLE II

Conditions of Effectiveness

2.1 Effective Date. This Fifth Amendment shall become effective as of the date hereof, when, and only when, each of the following conditions shall have been met, all in form, substance, and date satisfactory to Lender:

(a) Closing Documents. Borrower shall have executed and delivered to Lender (i) an Arbitration and Notice of Final Agreement, (ii) a Certificate of Corporate Resolutions, and (iii) this Fifth Amendment.

(b) Additional Loan Documents. Borrower shall have executed and delivered to Lender such other documents as shall have been requested by Lender to evidence the terms of this Fifth Amendment, all in form satisfactory to Lender and its counsel.

(c) Loan Costs. Borrower shall have paid to Lender the Lender’s legal fees incurred in connection with this Fifth Amendment.

ARTICLE III

Representations and Warranties

3.1 Representations and Warranties. In order to induce Lender to enter into this Fifth Amendment, Borrower represents and warrants the following:

(a) Borrower has the corporate power to execute and deliver this Fifth Amendment and other Loan Documents and to perform all of its obligations in connection herewith and therewith.

(b) The execution and delivery by Borrower of this Fifth Amendment and other Loan Documents and the performance of its obligations in connection herewith and therewith: (i) have been duly authorized or will be duly ratified and affirmed by all requisite corporate action; (ii) will not violate any provision of law, any order of any court or agency of government or the Articles of Incorporation or Bylaws of such entity; (iii) will not be in conflict with, result in a breach of or constitute (alone or with due notice or lapse of time or both) a default under any indenture, agreement or other instrument; and (iv) will not require any registration with, consent or approval

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of or other action by any federal, state, provincial or other governmental authority or regulatory body.

(c) There is no action, suit or proceeding at law or in equity or by or before any governmental instrumentality or other agency or regulatory authority now pending or, to the knowledge of Borrower, threatened against or affecting Borrower, or any properties or rights of Borrower, or involving this Fifth Amendment or the transactions contemplated hereby which, if adversely determined, would materially impair the right of Borrower to carry on business substantially as now conducted or materially and adversely affect the financial condition of Borrower, or materially and adversely affect the ability of Borrower to consummate the transactions contemplated by this Fifth Amendment.

(d) The representations and warranties of Borrower contained in the Loan Agreement, this Fifth Amendment, and any other Loan Document evidencing or securing Borrower's Obligations and indebtedness to Lender are correct and accurate on and as of the date hereof as though made on and as of the date hereof, except to the extent that the facts upon which such representations are based have been changed by the transactions herein contemplated.

ARTICLE IV

Ratification of Obligations

4.1 Ratification of Obligation. The Borrower does hereby acknowledge, ratify and confirm that it is obligated and indebted to Lender as evidenced by the Loan Agreement (as amended by the Fifth Amendment) and all other Loan Documents.

4.2 Ratification of Agreements. The Loan Agreement, this Fifth Amendment, and each other Loan Document, as hereby amended, are acknowledged, ratified and confirmed in all respects as being valid, existing, and of full force and effect. Any reference to the Loan Agreement in any Loan Document shall be deemed to be a reference to the Loan Agreement as amended by this Fifth Amendment. The execution, delivery and effectiveness of this Fifth Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of Lender under the Loan Agreement, nor constitute a waiver of any provision of the Loan Agreement.

ARTICLE V

Miscellaneous

5.1 Survival of Agreements. All representations, warranties, covenants and agreements of Borrower, herein or in any other Loan Document shall survive the execution and delivery of this Fifth Amendment and the other Loan Documents and the performance hereof and thereof, including without limitation the making or granting of the Loan and the delivery of all other Loan Documents, and shall further survive until all of Borrower's Obligations to Lender are paid in full. All statements and agreements contained in any certificate or instrument delivered by Borrower hereunder or under the Loan Documents to Lender shall be deemed to constitute the representations and warranties by Borrower and/or agreements and covenants of Borrower under this Fifth Amendment and under the Loan Agreement.

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5.2 Loan Document. This Fifth Amendment and each other Loan Document executed in connection herewith are each a Loan Document and all provisions in the Loan Agreement, as amended, pertaining to Loan Documents apply hereto and thereto.

5.3 Governing Law. This Fifth Amendment shall be governed by and construed in all respects in accordance with the laws of the State of Texas and any applicable laws of the United States of America, including construction, validity and performance.

5.4 Counterparts. This Fifth Amendment may be separately executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same Fifth Amendment.

5.5 Release of Claims. Borrower, by its execution of this Fifth Amendment, hereby declares that it has no set-offs, counterclaims, defenses or other causes of action against Lender arising out of the Loan, the renewal, modification and extension of the Loan, any documents mentioned herein or otherwise; and, to the extent any such setoffs, counterclaims, defenses or other causes of action which may exist, whether known or unknown, such items are hereby expressly waived and released by Borrower.

5.6 ENTIRE AGREEMENT. THIS FIFTH AMENDMENT, TOGETHER WITH ANY LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH, CONTAINS THE ENTIRE AGREEMENT BETWEEN THE PARTIES HERETO RELATING TO THE SUBJECT MATTER HEREOF AND THEREOF AND ALL PRIOR AGREEMENTS RELATIVE THERETO WHICH ARE NOT CONTAINED HEREIN OR THEREIN ARE TERMINATED. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. THIS FIFTH AMENDMENT, AND THE LOAN DOCUMENTS MAY BE AMENDED, REVISED, WAIVED, DISCHARGED, RELEASED OR TERMINATED ONLY BY A WRITTEN INSTRUMENT OR INSTRUMENTS, EXECUTED BY THE PARTY AGAINST WHICH ENFORCEMENT OF THE AMENDMENT, REVISION, WAIVER, DISCHARGE, RELEASE OR TERMINATION IS ASSERTED. ANY ALLEGED AMENDMENT, REVISION, WAIVER, DISCHARGE, RELEASE OR TERMINATION WHICH IS NOT SO DOCUMENTED SHALL NOT BE EFFECTIVE AS TO ANY PARTY.

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IN WITNESS WHEREOF, this Fifth Amendment is executed effective as of the date first written above.

BORROWER:	First Financial Bankshares, Inc.

By: /s/ F. Scott Dueser
F. Scott Dueser, President and CEO

LENDER:	FROST BANK

By: /s/ Justin D. Steinbach
Justin D. Steinbach, Senior Vice President

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